Exhibit 99.2 Merger with Sitio Royalties Corp.

Forward Looking Statements This presentation relates to a proposed business combination transaction (the “Mergers”) between Viper and Sitio and the information included herein includes forward-looking statements within the meaning of the federal securities laws, which involve certain risks, uncertainties and assumptions that could cause the results to differ materially from such statements. All statements, other than historical facts, that address activities that Viper or Sitio assumes, plans, expects, believes, intends or anticipates (and other similar expressions) will, should or may occur in the future, or statements regarding the proposed Mergers, the likelihood that the conditions to the consummation of the Mergers will be satisfied on a timely basis or at all, Viper's and Sitio's ability to consummate the Mergers at any time or at all, the benefits of the Mergers and the post-combination company's future financial performance following the Mergers, the post-combination company's strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management, are forward-looking statements. When used herein, the words “may,” “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” and similar expressions and the negative of such words and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. The forward-looking statements are based on Viper's and Sitio's management's current beliefs, based on currently available information, as to the outcome and timing of future events. Factors that could cause the outcomes to differ materially include (but are not limited to) the following: the risk associated with Sitio's ability to obtain the approvals of its stockholders required to consummate the Mergers; risks related to the timing of the closing of the Mergers, including the risk that the conditions to the Mergers are not satisfied on a timely basis or at all or the failure of the Mergers to close for any other reason or to close on the anticipated terms, including the anticipated tax treatment; the risk that any regulatory approval, consent or authorization that may be required for the Mergers is not obtained or is obtained subject to conditions that are not anticipated; the post-combination company's ability to successfully integrate Sitio's and Viper's businesses and technologies; the risk that the expected benefits and synergies of the Mergers may not be fully achieved in a timely manner, or at all; the risk that Sitio or Viper will not, or that following the Mergers, the post-combination company will not, be unable to retain and hire key personnel; unanticipated difficulties or expenditures relating to the Mergers, the response of business partners and retention as a result of the announcement and pendency of the Mergers; Viper's ability to finance the combined company on acceptable terms or at all; uncertainty as to the long-term value of the post-combination company's common stock; the diversion of Sitio's and Viper's management's time on transaction-related matters; and those risks described in Viper's periodic filings with the U.S. Securities and Exchange Commission (“SEC”), including in Item 1A of Viper's Annual Report on Form 10- K for the year ended December 31, 2024, filed with the SEC on February 26, 2025, subsequent Forms 10-Q and 8-K and other filings Viper makes with the SEC, which can be obtained free of charge on the SEC's website at http://www.sec.gov and Viper's website at www.viperenergy.com/investors/, and in Sitio's periodic filings with the SEC, including in Item 1A of Sitio's Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 26, 2025, subsequent Forms 10-Q and 8-K and other filings Sitio makes with the SEC, which can be obtained free of charge on the SEC's website at http://www.sec.gov and Sitio's website at www.investors.sitio.com. In light of these factors, the events anticipated by Viper's and Sitio's forward-looking statements may not occur at the time anticipated or at all. Moreover, Viper and Sitio conduct their businesses in a very competitive and rapidly changing environment and new risks emerge from time to time. Viper and Sitio cannot predict all risks, nor can they assess the impact of all factors on their businesses or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those anticipated by any forward-looking statements they may make. Accordingly, you should not place undue reliance on any forward-looking statements. All forward-looking statements speak only as of the date of this presentation or, if earlier, as of the date they were made. Viper and Sitio do not intend to, and disclaim any obligation to, update or revise any forward-looking statements unless required by applicable law. Non-GAAP Financial Measures Adjusted EBITDA is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies. Viper defines Adjusted EBITDA as net income (loss) attributable to Viper Energy, Inc. plus net income (loss) attributable to non-controlling interest (“net income (loss)”) before interest expense, net, non-cash stock-based compensation expense, depletion expense, noncash (gain) loss on derivative instruments, and instruments, (gain) loss on extinguishment of debt, if any, other non-cash operating expenses, other non-recurring expenses and provision for (benefit from) income taxes, if any. Management believes Adjusted EBITDA is useful because it allows it to more effectively evaluate Viper’s operating performance and compare the results of its operations from period to period without regard to its financing methods or capital structure. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, net income, royalty income, cash flow from operating activities or any other measure of financial performance or liquidity presented as determined in accordance with GAAP. Certain items excluded from Adjusted EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are components of Adjusted EBITDA. Viper defines cash available for distribution generally as an amount equal to its Adjusted EBITDA for the applicable quarter less cash needed for income taxes payable, debt service, contractual obligations and fixed charges and reserves for future operating or capital needs that the Board may deem appropriate, lease bonus income, net of tax, dividend equivalent rights payments and preferred dividends, if any. Management believes cash available for distribution is useful because it allows them to more effectively evaluate Viper’s operating performance excluding the impact of non-cash financial items and short-term changes in working capital. Viper defines Free Cash Flow Margin as cash flow from operations less capital expenditures divided by total barrels of oil equivalents. Viper defines Cash Margins as unhedged realized price per Boe less production & ad valorem taxes, cash G&A, and interest expense divided by unhedged realized price. Viper defines pre-tax income attributable to Viper as income (loss) before income taxes less net income (loss) attributable to non-controlling interest. The Company believes this measure is useful to investors given it provides the basis for income taxes payable by Viper, which is an adjustment to reconcile Adjusted EBITDA to cash available for distribution to Viper’s shareholders. Viper defines net debt as debt (excluding debt issuance costs, discounts and premiums) less cash and cash equivalents. Net debt should not be considered an alternative to, or more meaningful than, total debt, the most directly comparable GAAP measure. Management uses net debt to determine the Company’s outstanding debt obligations that would not be readily satisfied by its cash and cash equivalents on hand. The Company believes this metric is useful to analysts and investors in determining the Company’s leverage position because the Company has the ability to, and may decide to, use a portion of its cash and cash equivalents to reduce debt. Viper’s computations of Adjusted EBITDA, cash available for distribution, pre-tax income attributable to Viper, free cash flow margin, cash margins and net debt may not be comparable to other similarly titled measures of other companies or to such measure in its credit facility or any of its other contracts. For a reconciliation of Adjusted EBITDA, cash available for distribution and net debt to the most comparable GAAP measures, please refer to the materials furnished by Viper to the Securities and Exchange Commission. This communication includes or references certain forward-looking, non-GAAP financial measures, such as estimated free cash flow for 2025, distributable cash flow per Class A shareholder for 2025 and certain related estimates regarding future performance, results and financial position. Because Viper provides these measures on a forward-looking basis, it cannot reliably or reasonably predict certain of the necessary components of the most directly comparable forward-looking GAAP measures, such as any future impairments and future changes in working capital. Accordingly, the Company is unable to provide a quantitative reconciliation of such forward-looking, non-GAAP financial measures to the respective most directly comparable forward-looking GAAP financial measures. The Company believes these forward-looking, non-GAAP measures may be a useful tool for the investment community in comparing Viper’s forecasted financial performance to the forecasted financial performance of other companies in the industry. Oil and Gas Reserves The SEC generally permits oil and gas companies, in filings made with the SEC, to disclose proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions, and certain probable and possible reserves that meet the SEC’s definitions for such terms. Viper discloses only estimated proved reserves in its filings with the SEC. Viper’s estimated proved reserves as of December 31, 2024 contained in this presentation were prepared by Viper’s internal reservoir engineers and audited by Ryder Scott Company, L.P., an independent petroleum engineering firm, and comply with definitions promulgated by the SEC. Additional information on Viper’s estimated proved reserves is contained in Viper’s filings with the SEC. In this communication, Viper may use the terms “resources,” “resource potential” or “potential resources,” which the SEC guidelines prohibit Viper from including in filings with the SEC. “Resources,” “resource potential” or “potential resources” refer to Viper’s internal estimates of hydrocarbon quantities that may be potentially discovered through exploratory drilling or recovered with additional drilling or recovery techniques. Such terms do not constitute reserves within the meaning of the Society of Petroleum Engineer’s Petroleum Resource Management System or SEC rules and does not include any proved reserves. Actual quantities that may be ultimately recovered by the operators of Viper’s properties will differ substantially. Factors affecting ultimate recovery include the scope of the operators’ ongoing drilling programs, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling services and equipment, drilling results, lease expirations, transportation constraints, regulatory approvals and other factors; and actual drilling results, including geological and mechanical factors affecting recovery rates. Estimates of potential resources may change significantly as development of our properties by our operators provide additional data. In addition, our production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production, decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases. 2

Additional Information about the Transaction and Where to Find It Additional Information and Where to Find It In connection with the Merger, New Viper Pubco, Inc. (“New Parent”) will file with the SEC a registration statement on Form S-4, which will include a proxy statement of Sitio, an information statement of Viper and a prospectus of New Parent. The Mergers will be submitted to Sitio's stockholders for their consideration. Viper, Sitio and New Parent may also file other documents with the SEC regarding the Mergers. After the registration statement has been declared effective by the SEC, a definitive joint information statement/proxy statement/prospectus will be mailed to the stockholders of Viper and Sitio. This presentation is not a substitute for the registration statement and joint information statement/proxy statement/prospectus that will be filed with the SEC or any other documents that Viper, Sitio or New Parent may file with the SEC or send to stockholders of Viper or Sitio in connection with the Mergers. INVESTORS AND STOCKHOLDERS OF SITIO AND VIPER ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT INFORMATION STATEMENT/PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGERS AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the registration statement and the joint information statement/proxy statement/prospectus (when available) and all other documents filed or that will be filed with the SEC by Viper, Sitio or New Parent, through the website maintained by the SEC at http://www.sec.gov. Participants in the Solicitation Viper, Sitio, New Parent and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Sitio stockholders in connection with the Mergers. Information regarding the directors and executive officers of Viper, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth (i) in Viper's definitive proxy statement for its 2025 Annual Meeting of Stockholders, including under the headings “Proposal 1: Election of Directors”, “Executive Officers”, “Compensation Discussion and Analysis”, “Compensation Tables”, “Stock Ownership” and “Certain Relationships and Related Party Transactions,” which was filed with the SEC on April 10, 2025 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1602065/000119312525077960/d884560ddef14a.htm, and (ii) to the extent holdings of Viper's securities by its directors or executive officers have changed since the amounts set forth in Viper's definitive proxy statement for its 2025 Annual Meeting of Stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC, which are available at EDGAR Search Results https://www.sec.gov/cgi-bin/browse-edgar?action=getcompany&CIK=0001602065&type=&dateb=&owner=only&count=40&search_text=. Information regarding the directors and executive officers of Sitio, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth (i) in Sitio's definitive proxy statement for its 2025 Annual Meeting of Stockholders, including under the headings “Proposal 1 - Election of Directors”, “Executive Officers”, “Security Ownership of Certain Beneficial Owners and Management”, “Certain Relationships and Interested Transactions”, “Compensation Discussion and Analysis”, “Summary Compensation Table” and “2024 Director Compensation”, which was filed with the SEC on March 28, 2025 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1949543/000162828025015343/str-20250328.htm, and (ii) to the extent holdings of Sitio's securities by its directors or executive officers have changed since the amounts set forth in Sitio's definitive proxy statement for its 2025 Annual Meeting of Stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC, which are available at EDGAR SearchResults https://www.sec.gov/cgi-bin/browse-edgar?action=getcompany&CIK=1949543&type=&dateb=&owner=only&count=40&search_text=. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint information statement/proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of these documents through the website maintained by the SECat http://www.sec.gov. No Offer or Solicitation This presentation is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, pursuant to the Mergers or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. 3

Transaction Summary

Transaction Details

Purchase price of approximately $4.1bn

- New publicly listed holding company ("pro forma Viper") will combine the Viper and Sitio businesses
- Sitio's Class A holders to receive pro forma Viper Class A common shares; Sitio OpCo Limited Partners to receive Viper OpCo units and pro forma Viper Class B shares
- Viper Class A and Class B common shares will convert 1-1 into pro forma Viper Class A and Class B common shares
- Structured as a tax-free transaction for all Sitio holders
- Pro forma equity ownership: 80% Viper and 20% Sitio

Transaction Highlights

- Size and Scale: adds substantial scale and inventory depth
- Meaningful Financial Accretion and Higher Cash Returns: expected to be approximately 8 – 10% accretive to cash available for distribution per Class A share immediately upon closing
- Lower Breakeven: lowers pro forma Viper's base dividend breakeven by approximately $2 per barrel to <$20 WTI
  - Increased base dividend of $1.32/share represents approximately 45% of cash available for distribution at $50 WTI
- Significant Synergies: estimated to be >$50 million annually
- Conservative Financing: pro forma leverage expected to be approximately 1.2x at closing and decreasing thereafter
- Diamondback Relationship: Diamondback is expected to own ~41% of pro forma NewCo's outstanding common stock after closing and will continue to drive meaningful long term oil production growth

Conditions and Timing

- Subject to approval by Sitio shareholders and customary closing conditions including HSR Act clearance
- Viper shareholder approval has been obtained
- Expected closing in 3rd quarter of 2025

Viper Pro Forma Permian Acreage Map


Gaines
Dawson
Borden
Eddy
Lea
New Mexico
Texas
Andrews
Loving
Winkler
Ector
Midland
Glasscock
Sterling
Culberson
Ward
Crane
Reeves
Upton
Reagan
Irion
Pecos
Sitio
Viper
Overlapping Acreage

	Viper	Sitio Royalties	Viper Pro Forma
Enterprise Value(1)	$13.0bn	$4.1bn	$17.1bn
Net Production(2) (Mbo/d / Mboe/d)	48 / 87	19 / 42	66 / 126
Net Royalty Acres	~61k	~34k	~95k
Existing Gross Horizontal Producing Wells(3)	~15,300	~26,100	~33,300
Net Work-in-Progress + Line-of-Sight Wells(4)	~59	~16	~75

Source: Viper view of Sitio estimates ("Sitio Projections"). Internal Viper company estimates ("Viper Projections"). Capital IQ market data as of 6/2/2025. Company data and filings.

(1) Market data as of 6/2/2025. Sitio Enterprise Value represented as Transaction Value.

(2) Viper based on midpoint of post drop down guidance. Sitio based on 1Q '25 average production. Pro forma Viper based on the midpoint of 4Q '25 guidance.

(3) Pro forma gross horizontal producing well count accounts for overlapping ownership interest.

(4) Work-in-progress ("WIPs") are wells that have already been spud but are not yet producing. Line-of-sight ("LOS") wells are permitted wells that have not yet been spud, or Diamondback-operated wells which have not been spud but which Viper expects to be turned to production within approximately the next 15 months.

4

Pro Forma Overview A Transformati A Transformative 1H ’25 ve 1H ’25 for Pro for Pro Forma Vi Forma Viper per Pro Forma Portfolio Pro Forma Portfolio Overvi Overview ew 1Q ’25 Post Pro Forma ~95k NRAs Across Five Oil-Weighted Basins (1) Standalone Drop Down Viper +111% Net Oil Williston Production (Mbo/d) DJ +120% Total Net Production (Mboe/d) Delaware Midland +141% Permian Net Royalty Eagle Acres Ford Net Royalty Net Production % Net WIP + +93% FANG (1) (1) (3) Basin Acres (Mboe/d) Oil LOS Wells Operated Midland ~50,100 78 57% 56 Net Royalty Acres (54% of Permian) (60% of Permian) (43% of Permian) Delaware ~35,600 39 45% 15 DJ ~5,400 6 40% 2 +111% Eagle Ford ~2,600 3 49% 3 Gross Rigs on Williston/Other ~1,300 1 60% 0 (2) Acreage Total ~95,000 126 52% 75 Source: Sitio Projections. Viper Projections. Company data and filings. (1) Net oil production and total net production based on the midpoint of 4Q ’25 guidance. (2) Gross rigs on acreage based on 1Q ’25 average. (3) Work-in-progress (“WIPs”) are wells that have already been spud but are not yet producing. Line-of-sight (“LOS”) wells are permitted wells that have not yet been spud, or Diamondback- 5 operated wells which have not been spud but which Viper expects to be turned to production within approximately the next 15 months.

Unique Relationship with the Premier Permian Operator

Development Detail

- Production contribution from Viper's recent drop down transaction and Sitio assets are expected to provide significant scale and enhance pro forma Viper's near and long-term production outlook
- Diamondback will remain the primary operator of pro forma Viper's net oil production; economic alignment and significant exposure to Diamondback's planned completions expected to continue to drive production growth
- Expect mid-single digit percentage growth in 2026 driven by Diamondback development

Diamondback-Operated vs. Third Party-Operated Oil Production (Mbo/d)



FANG-Operated
Third Party-Operated
% FANG-Operated
71%
56%
50%
60%
60%
58%
60%
54%
56%
42%
>45%
7.9
5.6
12.1
6.7
14.0
7.0
16.3
9.7
16.6
9.9
19.4
11.2
22.0
13.3
27.2
14.6
48.0
27.0
66.0
28.0
2017
2018
2019
2020
2021
2022
2023
2024
2025E Post Drop Down
2025E Pro Forma Viper
2026E

Diamondback Expected to Own ~41% of Pro Forma NewCo's Outstanding Common Stock After Closing and Will Continue to Drive Meaningful Long Term Oil Production Growth from the Company's Acreage

Source: Sitio Projections. Viper Projections. Company data and filings.

VIPER

6

Continued Focus on Per Share Growth · Viper is focused on increasing per share value for stockholders and maximizing long term returns · A combination of organic growth, accretive acquisitions and opportunistic share repurchases have driven consistent growth in production per share · With Viper’s low-cost structure and best-in-class margins, increases in production per share lead directly to increased returns to stockholders Oi Oil Producti l Production per on per Mi Million Shares llion Shares and and Cash Cash Margi Margin ns s Si Since nce IPO IPO (1) (2) Growth in Per Share Metrics with Consistently High Cash Margins Creates Long-Term Value for Shareholders Source: Sitio Projections. Viper Projections. Company data and filings. (1) Production per million shares calculated as average daily oil production divided by million shares outstanding. (2) Cash margins are defined as unhedged realized price per Boe less production & ad valorem taxes, cash G&A, and interest expense divided by unhedged realized price. 7

Robust Cash Available For Distribution · Viper is uniquely positioned to generate free cash flow through commodity price cycles with durable production and cash flow base · At $60 WTI, pro forma Viper is expected to generate ~$3.65/share in in distributable cash flow per Class A share, or a greater than 9% yield · Increased base dividend of $1.32/share represents approximately 45% of cash available for distribution at $50 WTI (1 (1, ,2 2) ) Illustrati Illustrative ve Pro Forma 4Q ’25 Annuali Pro Forma 4Q ’25 Annualiz zed Cash Av ed Cash Avai ailable for Di lable for Distribution stribution to Class A to Class A Shareholders Shareholders DCFPS based on 4Q ’25 Guidance Yield @ Midpoint (75% payout) Yield @ Midpoint (100% payout) Annual Base Dividend: $1.32 / Share Base Dividend as % of 42% 39% 36% 34% 32% Annual DCFPS @ Guidance Oil Price ($ / bbl) Source: Viper Projections. Sitio Projections. Capital IQ market data as of 6/2/2025. Company data and filings. Note: Gas price assumes 5/29/2025 strip through YE2025 and consensus thereafter. (1) Cash available for distribution is defined as EBITDA less interest expense and cash taxes. Cash available for distribution is a non-GAAP measure. See Forward Looking statements for definition. (2) Yield defined as cash available for distribution per share divided by current share price. 8

Investment Grade Balance Sheet

Recent Highlights and Balance Sheet Summary

Maintain Financial Flexibility

- $1.25 billion revolver that currently matures in 2028
- Pro forma net debt[2] as of 3/31/2025 of ~$2.25 billion
- Pro forma leverage expected to be approximately 1.2x at closing at strip pricing and decreasing thereafter
- Near term net debt target of $1.5 billion which equates to <1.0x at $60 WTI

Return of Capital Framework

- Return of capital commitment of at least 75% of cash available for distribution to equity holders, inclusive of base dividend, variable dividends and opportunistic share repurchases
- Base annual dividend increased 10% to $1.32/share
- Board authorized share repurchase program of $750 million; repurchased $325 million through May 2, 2025
- Expect to continue to use up to 25% of cash available for distribution to reduce debt

Viper's Pro Forma Liquidity and Capitalization ($MM)

	Post Drop Down		*Pro Forma Viper*
Pro Forma Capitalization	**3/31/2025**	**Adj.[1]**	**3/31/2025**
Cash	--	$2	$2
Revolving Credit Facility	294	565	859
Senior Notes	795[3]	600	1,395
Total Debt	**$1,089**		**$2,255**
Net Debt[2]	**$1,089**		**$2,253**
Pro Forma Liquidity	**3/31/2025**	**Adj.**	**3/31/2025**
Cash	--	$2	$2
Revolving Credit Facility	294	565	859
Borrowing Base	1,250	--	1,250
Liquidity	**$956**		**$392**

Viper's Pro Forma Debt Maturity Profile ($MM)



VNOM Senior Notes
STR Senior Notes
STR Outstanding RCF
$600
7.875%
5.375%
7.375%
$395
$486
7.460%
$400
2025
2026
2027
2028
2029
2030
2031

Source: Viper Projections. Sitio Projections. Capital IQ market data as of 6/2/2025. Company data and filings.

(1) Adjustments represent the refinancing of STR's credit facility under VNOM's credit facility, the assumption of STR's Senior Notes due in 2028 and balance sheet cash, and estimated transaction fees and expenses.

(2) Net debt, a non-GAAP measure, is defined as total debt less cash and cash equivalents.

(3) Represented as pro forma for repurchase of $35 million in aggregate principal of the Company's 5.375% Senior Notes due 2027.

VIPER

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Pro Forma Viper is a Leading U.S. Independent E&P Market Capi Market Capitali talizati zation on ( ($ $BN) BN) E&P Oil-Weighted Peers E&P Gas-Weighted Peers Mineral Peers (1) Pro Forma (2 (2) ) 1Q ’25 1Q ’25 Free Cash Flow Free Cash Flow Margi Margin n ( ($ $/Boe) /Boe) E&P Oil-Weighted Peers E&P Gas-Weighted Peers Mineral Peers (3) Pro Forma Source: Viper Projections. Sitio Projections. Capital IQ market data as of 6/2/2025. Company data and filings. (1) Pro Forma Viper Market Capitalization reflects effect of premium paid to Sitio. (2) Viper defines Free Cash Flow Margin as cash flow from operations less capital expenditures divided by total barrels of oil equivalents. Free cash flow margin is a non-GAAP measure. See 10 Forward Looking statements for definition. (3) Expected synergies applied to Viper pro forma metric.

Viper Provides an Unmatched Investment Thesis All Energy Companies with Operations in the US or Canada 129 (1) Investment Grade Credit Ratings 42 Market Capitalization > $5.0BN 17 Total Debt / EBITDA <1.5x 6 5-year Revenue CAGR >10% EBITDA Margin 1 >75% The only investment grade energy company with operations in the US or Canada with Market Capitalization > $5.0BN, total leverage < 1.5x, 5-year revenue CAGR > 10% and EBITDA margin >75% Source: Capital IQ market data as of 6/2/2025. (1) Per S&P Global Ratings. 11

Viper Energy, Inc. Austen Gilfillian, President 500 West Texas Ave., Suite 100 (432) 221-7420 Midland, TX 79701 agilfillian@viperenergy.com www.viperenergy.com Chip Seale, Director of Investor Relations (432) 247-6218 cseale@viperenergy.com 12